                                                             Exhibit No. EX-99.q

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Richelle S. Maestro and Michael P. Bishof,  and each of them singly,  my true and lawful  attorneys-in-fact,  with full power of  substitution,  and with full  power  to each of them,  to sign for me and in my name in the  appropriate capacity,  all  Registration  Statements of the Trust on Form N-1A, Form N-8A or
any  successor  thereto,  any  and  all  subsequent  Amendments,   Pre-Effective
Amendments, or Post-Effective Amendments to said Registration Statements on Form
N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments in connection  therewith,  and generally to do all  such  things  in my  name  and  behalf  in  connection  therewith  as  said attorneys-in-fact  deem necessary or appropriate,  to comply with the provisions of the Securities Act of 1933, as amended,  the Investment  Company Act of 1940, as  amended,  and  all  related  requirements  of the  Securities  and  Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/ Jude T. Driscoll
Jude T. Driscoll

--------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds          Voyageur Insured Funds
Delaware Group Cash Reserve           Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I         Voyageur Investment Trust
Delaware Group Equity Funds II        Voyageur Mutual Funds
Delaware Group Equity Funds III       Voyageur Mutual Funds II
Delaware Group Equity Funds IV        Voyageur Mutual Funds III
Delaware Group Equity Funds V         Voyageur Tax Free Funds
Delaware Group Foundation Funds       Delaware Investments Dividend and
Delaware Group Global &                 Income Fund, Inc.
  International Funds                 Delaware Investments Global Dividend
Delaware Group Government Fund          and Income Fund, Inc.
Delaware Group Income Funds           Delaware Investments Arizona Municipal
Delaware Group Limited-Term             Income Fund, Inc.
  Government Funds                    Delaware Investments Colorado Insured
Delaware Group State Tax-Free           Municipal Income Fund, Inc.
  Income Trust                        Delaware Investments Florida Insured
Delaware Group Tax-Free Fund            Municipal Income Fund
Delaware Group Tax-Free Money Fund    Delaware Investments Minnesota
Delaware Investments Municipal          Municipal Income Fund, Inc.
  Trust                               Delaware Investments Minnesota
Delaware Pooled Trust                   Municipal Income Fund II, Inc.
Delaware VIP Trust                    Delaware Investments Minnesota
                                        Municipal Income Fund III, Inc.

[DELAWARE INVESTMENTS LOGO]
                                POWER OF ATTORNEY

     I, the Chief  Financial  Officer of  Delaware  Investments  Family of Funds
listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll and
Richelle   S.   Maestro,   and  each  of  them   singly,   my  true  and  lawful
attorneys-in-fact,  with full power of substitution, and with full power to each of  them,  to  sign  for me and in my  name  in the  appropriate  capacity,  all
Registration  Statements  of the Trust on Form N-1A,  Form N-8A or any successor thereto,  any  and  all  subsequent  Amendments,  Pre-Effective  Amendments,  or
Post-Effective  Amendments to said  Registration  Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other  instruments  in  connection  therewith,  and  generally to do all such things in my name and behalf in connection  therewith as said  attorneys-in-fact deem necessary or  appropriate,  to comply with the provisions of the Securities
Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/Michael P. Bishof
Michael P. Bishof

--------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds          Voyageur Insured Funds
Delaware Group Cash Reserve           Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I         Voyageur Investment Trust
Delaware Group Equity Funds II        Voyageur Mutual Funds
Delaware Group Equity Funds III       Voyageur Mutual Funds II
Delaware Group Equity Funds IV        Voyageur Mutual Funds III
Delaware Group Equity Funds V         Voyageur Tax Free Funds
Delaware Group Foundation Funds       Delaware Investments Dividend and
Delaware Group Global &                 Income Fund, Inc.
  International Funds                 Delaware Investments Global Dividend
Delaware Group Government Fund          and Income Fund, Inc.
Delaware Group Income Funds           Delaware Investments Arizona Municipal
Delaware Group Limited-Term             Income Fund, Inc.
  Government Funds                    Delaware Investments Colorado Insured
Delaware Group State Tax-Free           Municipal Income Fund, Inc.
  Income Trust                        Delaware Investments Florida Insured
Delaware Group Tax-Free Fund            Municipal Income Fund
Delaware Group Tax-Free Money Fund    Delaware Investments Minnesota
Delaware Investments Municipal          Municipal Income Fund, Inc.
  Trust                               Delaware Investments Minnesota
Delaware Pooled Trust                   Municipal Income Fund II, Inc.
Delaware VIP Trust                    Delaware Investments Minnesota
                                        Municipal Income Fund III, Inc.

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity,  all Registration  Statements of the Trust on Form
N-1A,  Form N-8A or any successor  thereto,  any and all subsequent  Amendments,
Pre-Effective  Amendments,  or  Post-Effective  Amendments to said  Registration
Statements on Form N-1A or any successor thereto, any Registration Statements on
Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said  attorneys-in-fact  deem  necessary  or  appropriate,  to  comply  with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/Thomas L. Bennett
Thomas L. Bennett

--------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds          Voyageur Insured Funds
Delaware Group Cash Reserve           Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I         Voyageur Investment Trust
Delaware Group Equity Funds II        Voyageur Mutual Funds
Delaware Group Equity Funds III       Voyageur Mutual Funds II
Delaware Group Equity Funds IV        Voyageur Mutual Funds III
Delaware Group Equity Funds V         Voyageur Tax Free Funds
Delaware Group Foundation Funds       Delaware Investments Dividend and
Delaware Group Global &                 Income Fund, Inc.
  International Funds                 Delaware Investments Global Dividend
Delaware Group Government Fund          and Income Fund, Inc.
Delaware Group Income Funds           Delaware Investments Arizona Municipal
Delaware Group Limited-Term             Income Fund, Inc.
  Government Funds                    Delaware Investments Colorado Insured
Delaware Group State Tax-Free           Municipal Income Fund, Inc.
  Income Trust                        Delaware Investments Florida Insured
Delaware Group Tax-Free Fund            Municipal Income Fund
Delaware Group Tax-Free Money Fund    Delaware Investments Minnesota
Delaware Investments Municipal          Municipal Income Fund, Inc.
  Trust                               Delaware Investments Minnesota
Delaware Pooled Trust                   Municipal Income Fund II, Inc.
Delaware VIP Trust                    Delaware Investments Minnesota
                                        Municipal Income Fund III, Inc.

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity,  all Registration  Statements of the Trust on Form
N-1A,  Form N-8A or any successor  thereto,  any and all subsequent  Amendments,
Pre-Effective  Amendments,  or  Post-Effective  Amendments to said  Registration
Statements on Form N-1A or any successor thereto, any Registration Statements on
Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said  attorneys-in-fact  deem  necessary  or  appropriate,  to  comply  with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/John A. Fry
John A. Fry

--------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds          Voyageur Insured Funds
Delaware Group Cash Reserve           Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I         Voyageur Investment Trust
Delaware Group Equity Funds II        Voyageur Mutual Funds
Delaware Group Equity Funds III       Voyageur Mutual Funds II
Delaware Group Equity Funds IV        Voyageur Mutual Funds III
Delaware Group Equity Funds V         Voyageur Tax Free Funds
Delaware Group Foundation Funds       Delaware Investments Dividend and
Delaware Group Global &                 Income Fund, Inc.
  International Funds                 Delaware Investments Global Dividend
Delaware Group Government Fund          and Income Fund, Inc.
Delaware Group Income Funds           Delaware Investments Arizona Municipal
Delaware Group Limited-Term             Income Fund, Inc.
  Government Funds                    Delaware Investments Colorado Insured
Delaware Group State Tax-Free           Municipal Income Fund, Inc.
  Income Trust                        Delaware Investments Florida Insured
Delaware Group Tax-Free Fund            Municipal Income Fund
Delaware Group Tax-Free Money Fund    Delaware Investments Minnesota
Delaware Investments Municipal          Municipal Income Fund, Inc.
  Trust                               Delaware Investments Minnesota
Delaware Pooled Trust                   Municipal Income Fund II, Inc.
Delaware VIP Trust                    Delaware Investments Minnesota
                                        Municipal Income Fund III, Inc.

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity,  all Registration  Statements of the Trust on Form
N-1A,  Form N-8A or any successor  thereto,  any and all subsequent  Amendments,
Pre-Effective  Amendments,  or  Post-Effective  Amendments to said  Registration
Statements on Form N-1A or any successor thereto, any Registration Statements on
Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said  attorneys-in-fact  deem  necessary  or  appropriate,  to  comply  with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

Anthony D. Knerr
/s/Anthony D. Knerr

--------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds          Voyageur Insured Funds
Delaware Group Cash Reserve           Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I         Voyageur Investment Trust
Delaware Group Equity Funds II        Voyageur Mutual Funds
Delaware Group Equity Funds III       Voyageur Mutual Funds II
Delaware Group Equity Funds IV        Voyageur Mutual Funds III
Delaware Group Equity Funds V         Voyageur Tax Free Funds
Delaware Group Foundation Funds       Delaware Investments Dividend and
Delaware Group Global &                 Income Fund, Inc.
  International Funds                 Delaware Investments Global Dividend
Delaware Group Government Fund          and Income Fund, Inc.
Delaware Group Income Funds           Delaware Investments Arizona Municipal
Delaware Group Limited-Term             Income Fund, Inc.
  Government Funds                    Delaware Investments Colorado Insured
Delaware Group State Tax-Free           Municipal Income Fund, Inc.
  Income Trust                        Delaware Investments Florida Insured
Delaware Group Tax-Free Fund            Municipal Income Fund
Delaware Group Tax-Free Money Fund    Delaware Investments Minnesota
Delaware Investments Municipal          Municipal Income Fund, Inc.
  Trust                               Delaware Investments Minnesota
Delaware Pooled Trust                   Municipal Income Fund II, Inc.
Delaware VIP Trust                    Delaware Investments Minnesota
                                        Municipal Income Fund III, Inc.

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity,  all Registration  Statements of the Trust on Form
N-1A,  Form N-8A or any successor  thereto,  any and all subsequent  Amendments,
Pre-Effective  Amendments,  or  Post-Effective  Amendments to said  Registration
Statements on Form N-1A or any successor thereto, any Registration Statements on
Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said  attorneys-in-fact  deem  necessary  or  appropriate,  to  comply  with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/Lucinda S. Landreth
Lucinda S. Landreth

--------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds          Voyageur Insured Funds
Delaware Group Cash Reserve           Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I         Voyageur Investment Trust
Delaware Group Equity Funds II        Voyageur Mutual Funds
Delaware Group Equity Funds III       Voyageur Mutual Funds II
Delaware Group Equity Funds IV        Voyageur Mutual Funds III
Delaware Group Equity Funds V         Voyageur Tax Free Funds
Delaware Group Foundation Funds       Delaware Investments Dividend and
Delaware Group Global &                 Income Fund, Inc.
  International Funds                 Delaware Investments Global Dividend
Delaware Group Government Fund          and Income Fund, Inc.
Delaware Group Income Funds           Delaware Investments Arizona Municipal
Delaware Group Limited-Term             Income Fund, Inc.
  Government Funds                    Delaware Investments Colorado Insured
Delaware Group State Tax-Free           Municipal Income Fund, Inc.
  Income Trust                        Delaware Investments Florida Insured
Delaware Group Tax-Free Fund            Municipal Income Fund
Delaware Group Tax-Free Money Fund    Delaware Investments Minnesota
Delaware Investments Municipal          Municipal Income Fund, Inc.
  Trust                               Delaware Investments Minnesota
Delaware Pooled Trust                   Municipal Income Fund II, Inc.
Delaware VIP Trust                    Delaware Investments Minnesota
                                        Municipal Income Fund III, Inc.

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity,  all Registration  Statements of the Trust on Form
N-1A,  Form N-8A or any successor  thereto,  any and all subsequent  Amendments,
Pre-Effective  Amendments,  or  Post-Effective  Amendments to said  Registration
Statements on Form N-1A or any successor thereto, any Registration Statements on
Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said  attorneys-in-fact  deem  necessary  or  appropriate,  to  comply  with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/Ann R. Leven
Ann R. Leven

--------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds          Voyageur Insured Funds
Delaware Group Cash Reserve           Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I         Voyageur Investment Trust
Delaware Group Equity Funds II        Voyageur Mutual Funds
Delaware Group Equity Funds III       Voyageur Mutual Funds II
Delaware Group Equity Funds IV        Voyageur Mutual Funds III
Delaware Group Equity Funds V         Voyageur Tax Free Funds
Delaware Group Foundation Funds       Delaware Investments Dividend and
Delaware Group Global &                 Income Fund, Inc.
  International Funds                 Delaware Investments Global Dividend
Delaware Group Government Fund          and Income Fund, Inc.
Delaware Group Income Funds           Delaware Investments Arizona Municipal
Delaware Group Limited-Term             Income Fund, Inc.
  Government Funds                    Delaware Investments Colorado Insured
Delaware Group State Tax-Free           Municipal Income Fund, Inc.
  Income Trust                        Delaware Investments Florida Insured
Delaware Group Tax-Free Fund            Municipal Income Fund
Delaware Group Tax-Free Money Fund    Delaware Investments Minnesota
Delaware Investments Municipal          Municipal Income Fund, Inc.
  Trust                               Delaware Investments Minnesota
Delaware Pooled Trust                   Municipal Income Fund II, Inc.
Delaware VIP Trust                    Delaware Investments Minnesota
                                        Municipal Income Fund III, Inc.

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity,  all Registration  Statements of the Trust on Form
N-1A,  Form N-8A or any successor  thereto,  any and all subsequent  Amendments,
Pre-Effective  Amendments,  or  Post-Effective  Amendments to said  Registration
Statements on Form N-1A or any successor thereto, any Registration Statements on
Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said  attorneys-in-fact  deem  necessary  or  appropriate,  to  comply  with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/Thomas F. Madison
Thomas F. Madison

--------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds          Voyageur Insured Funds
Delaware Group Cash Reserve           Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I         Voyageur Investment Trust
Delaware Group Equity Funds II        Voyageur Mutual Funds
Delaware Group Equity Funds III       Voyageur Mutual Funds II
Delaware Group Equity Funds IV        Voyageur Mutual Funds III
Delaware Group Equity Funds V         Voyageur Tax Free Funds
Delaware Group Foundation Funds       Delaware Investments Dividend and
Delaware Group Global &                 Income Fund, Inc.
  International Funds                 Delaware Investments Global Dividend
Delaware Group Government Fund          and Income Fund, Inc.
Delaware Group Income Funds           Delaware Investments Arizona Municipal
Delaware Group Limited-Term             Income Fund, Inc.
  Government Funds                    Delaware Investments Colorado Insured
Delaware Group State Tax-Free           Municipal Income Fund, Inc.
  Income Trust                        Delaware Investments Florida Insured
Delaware Group Tax-Free Fund            Municipal Income Fund
Delaware Group Tax-Free Money Fund    Delaware Investments Minnesota
Delaware Investments Municipal          Municipal Income Fund, Inc.
  Trust                               Delaware Investments Minnesota
Delaware Pooled Trust                   Municipal Income Fund II, Inc.
Delaware VIP Trust                    Delaware Investments Minnesota
                                        Municipal Income Fund III, Inc.

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity,  all Registration  Statements of the Trust on Form
N-1A,  Form N-8A or any successor  thereto,  any and all subsequent  Amendments,
Pre-Effective  Amendments,  or  Post-Effective  Amendments to said  Registration
Statements on Form N-1A or any successor thereto, any Registration Statements on
Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said  attorneys-in-fact  deem  necessary  or  appropriate,  to  comply  with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/Jan L. Yeomans
Jan L. Yeomans

--------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds          Voyageur Insured Funds
Delaware Group Cash Reserve           Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I         Voyageur Investment Trust
Delaware Group Equity Funds II        Voyageur Mutual Funds
Delaware Group Equity Funds III       Voyageur Mutual Funds II
Delaware Group Equity Funds IV        Voyageur Mutual Funds III
Delaware Group Equity Funds V         Voyageur Tax Free Funds
Delaware Group Foundation Funds       Delaware Investments Dividend and
Delaware Group Global &                 Income Fund, Inc.
  International Funds                 Delaware Investments Global Dividend
Delaware Group Government Fund          and Income Fund, Inc.
Delaware Group Income Funds           Delaware Investments Arizona Municipal
Delaware Group Limited-Term             Income Fund, Inc.
  Government Funds                    Delaware Investments Colorado Insured
Delaware Group State Tax-Free           Municipal Income Fund, Inc.
  Income Trust                        Delaware Investments Florida Insured
Delaware Group Tax-Free Fund            Municipal Income Fund
Delaware Group Tax-Free Money Fund    Delaware Investments Minnesota
Delaware Investments Municipal          Municipal Income Fund, Inc.
  Trust                               Delaware Investments Minnesota
Delaware Pooled Trust                   Municipal Income Fund II, Inc.
Delaware VIP Trust                    Delaware Investments Minnesota
                                        Municipal Income Fund III, Inc.

[DELAWARE INVESTMENTS LOGO]

                                POWER OF ATTORNEY

     I, the undersigned member of the Boards of  Trustees/Directors  of Delaware
Investments  Family of Funds listed below (the "Trust"),  hereby  constitute and appoint Jude T. Driscoll, Richelle S. Maestro and Michael P. Bishof, and each of
them  singly,  my  true  and  lawful  attorneys-in-fact,   with  full  power  of
substitution, and with full power to each of them, to sign for me and in my name in the appropriate  capacity,  all Registration  Statements of the Trust on Form
N-1A,  Form N-8A or any successor  thereto,  any and all subsequent  Amendments,
Pre-Effective  Amendments,  or  Post-Effective  Amendments to said  Registration
Statements on Form N-1A or any successor thereto, any Registration Statements on
Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said  attorneys-in-fact  deem  necessary  or  appropriate,  to  comply  with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange
Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

     This power of attorney is effective for all documents filed on or after May
18, 2005.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of this
18th day of May 2005.

/s/J. Richard Zecher
J. Richard Zecher

--------------------------------------------------------------------------------
                      Delaware Investments Family of Funds

Delaware Group Adviser Funds          Voyageur Insured Funds
Delaware Group Cash Reserve           Voyageur Intermediate Tax-Free Funds
Delaware Group Equity Funds I         Voyageur Investment Trust
Delaware Group Equity Funds II        Voyageur Mutual Funds
Delaware Group Equity Funds III       Voyageur Mutual Funds II
Delaware Group Equity Funds IV        Voyageur Mutual Funds III
Delaware Group Equity Funds V         Voyageur Tax Free Funds
Delaware Group Foundation Funds       Delaware Investments Dividend and
Delaware Group Global &                 Income Fund, Inc.
  International Funds                 Delaware Investments Global Dividend
Delaware Group Government Fund          and Income Fund, Inc.
Delaware Group Income Funds           Delaware Investments Arizona Municipal
Delaware Group Limited-Term             Income Fund, Inc.
  Government Funds                    Delaware Investments Colorado Insured
Delaware Group State Tax-Free           Municipal Income Fund, Inc.
  Income Trust                        Delaware Investments Florida Insured
Delaware Group Tax-Free Fund            Municipal Income Fund
Delaware Group Tax-Free Money Fund    Delaware Investments Minnesota
Delaware Investments Municipal          Municipal Income Fund, Inc.
  Trust                               Delaware Investments Minnesota
Delaware Pooled Trust                   Municipal Income Fund II, Inc.
Delaware VIP Trust                    Delaware Investments Minnesota
                                        Municipal Income Fund III, Inc.